Redeemable Noncontrolling Interests And Noncontrolling Interests	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
Redeemable Non-Controlling Interests and Non-Controlling Interests
20.	Redeemable non-controlling interests and non-controlling interests

(a) Redeemable non-controlling interests

In November 2018, Fun literature, one of the Company’s wholly owned subsidiaries, entered into preferred share purchase agreements with certain third party investors to issue 3,763,440 shares of series A redeemable convertible preferred shares (Fun Series A Preferred Shares) at the price of US$3.72 per share for an aggregate issuance price of US$14.0 million (RMB 97.1 million). The Fun Series A Preferred Shares on an as-if-converted basis represented approximately 7% of the aggregate issued and outstanding share capital of Fun literature on the closing date, with the Company holding the remaining 93%.

In March 2019, Fun Literature entered into an additional preferred share agreement with a new third party investor to issue 1,097,212 series A redeemable preferred shares at the price of US$3.72 per share for an aggregate issuance price of US$4.0 million (RMB27.5 million). After the issuance, the Fun Series A Preferred Shares on an as-if-converted basis represented approximately 9% of the aggregate issued and outstanding share capital of Fun literature on the closing date, with the Company holding the remaining 91%.

Pursuant to the preferred share agreement, the Fun Series A preferred shareholders have the right to convert all or any portion of their preferred shareholdings into ordinary shares of Fun literature at the initial conversion ratio of 1:1 at any time after the date of issuance of the preferred shares, and the conversion ratio is subject to adjustment for dilution, including but not limited to stock splits, stock dividends and recapitalization. In addition, the Fun Series A Preferred Shares will automatically convert into the Fun Literature’s ordinary shares upon the occurrence of a qualified initial public offering (as defined in the share purchase agreement), at the then effective and applicable conversion price.

The other main rights, preferences and privileges of Fun Preferred Shares are as follows:

Dividend rights

If the board of Fun literature declares dividend, the Investors have the same rights as the ordinary shareholders.

Liquidation preferences

In the event of any liquidation, dissolution or winding up of Fun literature, either voluntarily or involuntarily, the Fun preferred shareholders rank pari passu with the ordinary shareholders.

Redemption rights

The Fun preferred shareholders have the right to require Fun literature to purchase all the shares from the Fun preferred shareholders within five years after the closing of the issuance by the holders in the event that (i) a qualified initial public offering has not occurred, or (ii) any material breach of representations and warranties, covenants or obligations made or borne by the Company that cause material adverse effect on any Fun preferred shareholders, or (iii) any the Company engages in willful or fraudulent misconducts that cause material adverse effect on any Fun preferred shareholders. The redemption need to be done within 60 days from the date on which the Fun preferred shareholders raise their written request. The redemption price equals initial investment plus 10% annual compound interests.

Voting rights

The Fun preferred shareholders have the number of votes as equal to the number of shares they hold.

In September 2019, Fun Literature issued 8,794,903 shares of Series B redeemable convertible preferred shares (“Fun Series B Preferred Shares”) each to CMC Capital and the Company for US$5.69 per share for cash consideration of US$50,000,000 from each of them.

In addition to the same preferential rights specified for the Fun Series A preferred shareholders as described above, the Fun Series B preferred shareholders are entitled to (1) a conversion price adjustment down if certain operating metrics are not met around mid 2020 (2) put option to Fun Literature’s parent company (“the Company”) to purchase at the initial investment plus any declared or accrued but unpaid dividends in the event that a certain business milestone is not met by June 30, 2020, and (3) put option whereas both the Fun Series A and B preferred shareholders have the right to require Fun Literature’s parent company to purchase all the shares from them upon (i) an unsuccessful IPO within 5 years starting from the Fun Series B Preferred Shares issuance date or (ii) any material adverse effect caused by Fun Literature Limited or the Company (The preferred shares put option redemption price equals the initial investment plus 4% annual simple interest rate for both Fun Series A and B Preferred Shares).

Upon the Fun Series B Preferred Shares issuance, the earliest redemption date for the Fun Series A Preferred Shares has been extended to five years from the closing of the Fun Series B Preferred Shares issuance. The Company assessed the impact of the amendment and concluded that the amendment represented a modification rather than an extinguishment of the preferred shares. The difference of the fair value for the Fun Series A Preferred Shares before and after the modification is not material.

Accounting for redeemable non-controlling interests

Since the Fun Series A and B Preferred Shares are redeemable at a determinable price on a determinable date, at the option of the holder, or upon occurrence of an event that is not solely within the control of Fun Literature, the Fun Series A and B Preferred Shares are accounted for as redeemable non-controlling interests in the Group’s consolidated balance sheets.

Subsequently, the redeemable non-controlling interests should be carried at the higher of (1) the carrying amount after the attribution of net income of the Company (2) the expected redemption value. The Company accretes for the difference between the initial carrying value and the ultimate redemption price using the effective interest rate method (10% annual compound interests) from the issuance dates to the earliest possible redemption date, which is five years from the Fun Series B Preferred Shares issuance.

For the other preferential rights described above including the conversion price adjustment and the Fun Series A and B preferred shareholders’ put options to the Company, the Company concluded that these embedded features do not need to be bifurcated from their host contract as they are either clearly and closely related to the equity host or they do not meet the definition of a derivative.

The Company’s redeemable non-controlling interests activities for the years ended in December 31, 2018 and 2019 are summarized as follows:

	Year ended
	December 31, 2018	December 31, 2019
Beginning balance	—	96,936,855
Issuance of Fun Preferred Shares	97,019,860	380,259,607
Foreign exchange impact	(1,061,206)	(1,899,929)
Accretion to redemption value of redeemable non-controlling interests	978,201	20,548,032
Ending balance	96,936,855	495,844,565

(b) Non-controlling interests

Non-controlling interests mainly represent the Group’s overseas subsidiary’s cumulative results of operations and changes in deficit attributable to non-controlling shareholders. The subsidiary was set up by the group and the non-controlling shareholders in May 2018 with nominal capital injection and the Group and non-controlling shareholders own 73.34% and 26.66% equity interests in that subsidiary, respectively.